UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 5, 2017 (November 30, 2017)

ECOLOCAP SOLUTIONS INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-51213
(Commission File No.)

6240 Oakton Street,
Morton Grove, Illinois   60053
(Address of principal executive offices and Zip Code)

(312) 585-6670
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

From February 9 through November 30, 2017, MaloneBailey LLP ("Malone") was the independent registered public accounting firm of Ecolocap Solutions Inc. (the "Company"). On November 30, 2017 we notified Malone we were terminating it as our independent certifying accountant.

None of our previous audit reports, in particular the audit reports for the fiscal years ended December 31, 2016 and December 31, 2015, contained any adverse opinion or disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern qualification on the Company's financial statements for the fiscal years ended December 31, 2016 and December 31, 2015.

During the Company's two most recent fiscal years, the subsequent interim periods thereto, and through November 30, 2017, there were no disagreements (as defined in Item 304 of Regulation S-K) with Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone would have caused it to make reference in connection with its opinion to the subject matter of the disagreement. Further, during the Company's two most recent fiscal years, the subsequent interim periods thereto, and through November 30, 2017, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for material weaknesses described in Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2016.

We furnished Malone with a copy of this disclosure on December 1, 2017, providing Malone with the opportunity to furnish the Company with a letter addressed to the Commission stating whether he agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which he does not agree.  A copy of Malone's response is filed as Exhibit 16.1 to this Report.

New independent registered public accounting firm

On December 1, 2017, we engaged Paritz and Company, P.A., 15 Warren Street, Suite 25, Hackensack, New Jersey, 07601, telephone 201-342-7753, an independent registered public accounting firm, as our principal independent accountant with the approval of our board of directors.  Paritz and Company, P.A., was previously our independent certifying accountant from November 2, 2005 through February 9, 2017.

During the two most recent fiscal years and through the date of engagement, we have not consulted with Paritz and Company, P.A regarding either:

1.
The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Paritz and Company, P.A concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

16.1	Correspondence from MaloneBailey, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 4th day of December 2017.

ECOLOCAP SOLUTIONS INC.

BY:	JAMES KWAK
James Kwak
Principal Executive Officer and a member of the Board of Directors